INCOME TAXES	6 Months Ended
Jun. 30, 2012
INCOME TAXES
11.	INCOME TAXES

Income taxes have been provided for based upon the tax laws and rates in countries in which we conduct operations and earn related income. The Cayman Islands currently levies no taxes on individuals or corporations based upon profits, income, gains or appreciation.

For the three and six month periods ended June 30, 2012, our effective income tax rate was 1.3% (0%, for the three and six month periods ended June 30, 2011). Our effective tax rate differs from the Federal and state combined rate of 38% primarily because only the earnings of our wholly owned subsidiary, HLSS Management, LLC, are subject to U.S. Federal and state income taxes.